Calvert

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September 30, 2002

Annual Report

Calvert Capital

Accumulation Fund

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Table of Contents

President's Letter	1
Social Update	3
Portfolio Manager Remarks	4
Independent Auditors' Report	7
Statement of Net Assets	8
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	15
Financial Highlights	20
Explanation of Financial Tables	24
Director and Officer Information Table	26

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Dear Shareholders:

The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order.  Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.   Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program.  Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.  In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

/s/ Barbara J. Krumsiek

Barbara J. Krumsiek

President and CEO

November 7, 2002

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Social Update

Electronic Waste

Calvert has had great success with shareholder activism in the area of electronic waste in the 2001-2 proxy season. We filed resolutions and engaged in dialogue with six computer manufacturers, asking them to report on the feasibility of adopting an electronic waste policy for the disposal of millions of old computers. Each unit contains eight pounds of hazardous materials, posing serious environmental health risks in the US and abroad.

Of the six firms Calvert approached, Dell and Apple agreed to conduct the feasibility study and will produce a report for shareholders by the end of this year. Calvert will continue to dialogue with the other firms (IBM, Gateway, and Hewlett-Packard/Compaq) into the next proxy season.

Community Leadership Recognition

Calvert was named one of 22 companies that form the region's "Circle of Community Leaders" by the Washington Business Journal. The designation is based on charitable and in-kind giving, and the high level of volunteerism among Calvert associates.

In Support of Disclosure

Calvert supports the SEC's proposal to require mutual fund companies and investment advisors to disclose their proxy voting practices. (In June 2000, Calvert was among the first mutual fund companies to publish its proxy voting record and guidelines on the Web.)  Calvert believes disclosure of proxy information is critical to investors and we will continue to support the proposal during the SEC's comment period.

Rebuilding: Corporate Ethics and Governance

In response to ongoing reports of irregular corporate accounting and business practices, Calvert is expanding its corporate governance analysis as part of our investment process. Learn more about these new guidelines in our special Web-based report, Rebuilding: Corporate Ethics and Investor Confidence, accessed from www.calvert.com. The Report also features market commentary and perspectives on corporate governance issues from senior Calvert investment staff.

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Ed Brown of Brown Capital Management Company

How did the Fund perform?

In the 12 months ended September 30, 2002, the Calvert Capital Accumulation Fund's Class A Shares returned --18.36%, underperforming the Russell Midcap Growth Index, which returned --15.50%.

What was your strategy?

The Fund's underperformance was mainly due to the "interaction" effect. "Interaction" measures the degree to which a manager's sector weighting decisions and the performance of the manager's picks in the sector work together to help or hurt index-relative performance. This effect was a negative since the Fund's holdings underperformed in some of the sectors we overweighted relative to the index, and outperformed in some of the sectors that we underweighted. Across several sectors, the interaction effect more than offset good sector allocation and thus hurt overall performance. We did have very good stock selection in the Health Care and Consumer Staples sectors.  Conversely, we had poor stock selection in the Financial Services and Other Energy sectors.

Our investment process remains unchanged with respect to stock selection. We did make a change to our process with respect to portfolio construction. In the past, we considered ourselves "benchmark agnostic" and since June 2002, we construct portfolios while being "benchmark aware." Over time, we expect this change to be reflected in the alpha, or excess return to the benchmark, being attributed to stock selection more than it is attributed to either sector allocation or the interaction effect. Our basic methodology for selecting stocks remains unchanged.

Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(31.14%)	(18.36%)
Class B	(31.47%)	(19.11%)
Class C	(31.41%)	(18.99%)
Russell Mid-Cap Growth Index	(32.30%)	(15.50%)
S&P Midcap 400 Index TR	(24.31%)	(4.70%)
Lipper Mid-Cap Growth Funds Avg.	(29.23%)	(17.03%)

Ten Largest Stock Holdings

% of Net Assets
Kohls Corp.	4.0%
Catalina Marketing Corp.	3.3%
Biomet, Inc.	3.0%
AmerisourceBergen Corp.	3.0%
Intuit, Inc.	2.9%
Health Management Associates, Inc.	2.9%
Whole Foods Market, Inc.	2.8%
Analog Devices, Inc.	2.5%
CenturyTel, Inc.	2.4%
Fred's Inc.	2.4%
Total	29.2%

Asset Allocation

Stocks	93%
Cash or Cash Equivalents	7%
Total	100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

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Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(22.21%)
Five year	(3.50%)
Since inception	5.80%
(10/31/94)

Class B Shares
One year	(23.15%)
Since inception	(7.12%)
(4/1/98)

Class C Shares
One year	(19.84%)
Five year	(3.31%)
Since inception	5.62%
(10/31/94)

Class I Shares*

*Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

What was the investment climate?

Throughout the past 12 months, fundamental, economic, geo-political, and corporate governance issues have caused investors grave concern, and while it is obvious that valuations have descended from the lofty levels of the 1999 era, it is not so obvious that the diminution of earnings growth and confidence has fully subsided.  The S&P 500, which is forecasted to grow earnings at 5.5% on a forward-looking year-over-year basis, is selling at a forward P/E multiple of approximately 21x. Even in today's low interest rate environment, we find the market's current valuation excessive given the aforementioned concerns, and likely already discounts an optimistic view of the future.

What is your outlook?

We are cautiously optimistic in our prognosis of U.S. equity market returns at least through the first half of next year.  While we fully recognize the market to be a forward-looking, discounting mechanism, we fail to see the fundamental drivers that would support a strong equity market in the near term.  Our internal analysis supports the view that the market will be fundamentally challenged to deliver a prolonged upward move until evidence of earnings growth is more pronounced and wide spread.  To wit: in our research database of approximately 1,300 stocks with a market capitalization over $500 million, 33% of the companies are currently projected to grow earnings per share in the coming year at less than a 5% rate.  That is in stark contrast to the 1% of the 1,300 companies where the consensus long-term earnings per share growth rates are below 5%.  Additionally, 60% of the companies in our research database have consensus long-term earnings per share growth rates between 10% and 20%. Today, only 23% of the same 1,300 companies are projected to grow earnings per share in the coming year between 10% and 20%.

We expect the U.S. equity market to continue to trade in a saw-tooth pattern over the next six to nine months.  We do believe that the market will produce additional intra-quarter trading rallies, similar to the one that began on July 23 and ended on August 22, and yielded a 20% advance from trough to peak. At that particular time, the prospect for earnings improvement in the third quarter of this year was good. Now, third quarter earnings visibility reveals that growth is not resuming at previously expected levels. Hence, with the market growing earnings at below its long-term trend growth rate of 6.5%-7.0%, we think it is unlikely that P/E multiples will expand on normalized robust earnings. Thankfully, inflation expectations remain benign thus interest rates should remain at close to historically low levels.  This is undoubtedly a market environment in which we believe our patience, judgment, conviction, and expertise in stock selection should eventually pay rich dividends.

November 7, 2002

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

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Portfolio Statistics

September 30, 2002

Portfolio Characteristics

		Russell
	Capital	Midcap
	Accumulation	Growth
	Fund	Index
Number of Stocks	62	454
Median Market Capitalization ($bil)	4.29	4.00
(by portfolio weight)
Price/Earnings Ratio	26.36	34.25

Earnings Per Share Growth	22.71%	19.62%

Yield	0.29%	0.45%
(return on capital investment)

Source: Vestek

Volatility Measures*

	Versus
	Russell	Versus
	Midcap Growth	S&P 500
	Index	Index
Beta1	0.59	1.22
R-Squared2	73.80%	79.90%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.

2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

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Independent Auditors' Report

To the Board of Directors of The Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

We have audited the accompanying statements of net assets of Calvert Capital Accumulation Fund (the "Fund"), one of the portfolios constituting the Calvert World Values Fund, Inc., as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial statements and financial highlights for the periods presented through September 30, 2001 of the Fund were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  KPMG

Philadelphia, Pennsylvania

November 15, 2002

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Statement of Net Assets

September 30, 2002

Equity Securities - 92.6%	Shares	Value
Banks - Regional - 2.2%
Greater Bay Bancorp.	62,800	$1,142,332
Synovus Financial Corp.	55,700	1,148,534
		2,290,866

Chemicals - 1.0%
Airgas, Inc.*	82,700	1,085,851

Computers - Networking - 0.7%
Network Appliance, Inc.*	98,600	722,738

Computers - Software & Services - 6.2%
Fair, Issac & Co., Inc.	16,200	529,740
Intuit, Inc.*	66,400	3,023,192
Symantec Corp.*	53,000	1,784,510
Synopsys, Inc.*	29,300	1,117,795
		6,455,237

Distributors - Food & Health - 4.2%
AmerisourceBergen Corp.	43,400	3,099,628
Performance Food Group Co.*	36,700	1,246,332
		4,345,960

Electrical Equipment - 1.9%
Celestica, Inc.*	74,100	970,710
Flextronics International, Ltd.*	136,200	949,586
		1,920,296

Electronics - Component Distribution - 1.1%
W.W. Grainger, Inc.	27,700	1,178,635

Electronics - Instruments - 1.1%
Waters Corp.*	45,800	1,110,650

Electronics - Semiconductors - 4.3%
Analog Devices, Inc.*	130,400	2,568,880
Integrated Circuit Systems, Inc.*	32,200	505,540
Novellus Systems, Inc.*	67,350	1,401,553
		4,475,973

Financial - Diversified - 1.8%
SLM Corp.	20,300	1,890,742

Footwear - 1.1%
Reebok International, Ltd.*	43,500	1,089,675

Healthcare - Hospital Management - 2.9%
Health Management Associates, Inc.*	149,500	3,022,890

Healthcare - Managed Care - 1.3%
Express Scripts, Inc.*	25,100	1,368,452

Healthcare - Medical Products & Supplies - 9.0%
Biomet, Inc.	117,850	3,138,346
Guidant Corp.*	56,900	1,838,439
Stryker Corp.	35,500	2,044,800
Zimmer Holdings, Inc.*	59,800	2,292,732
		9,314,317

Healthcare - Special Services - 4.9%
AdvancePCS*	70,900	1,597,377
Laboratory Corp. of America Holdings, Inc.*	38,200	1,290,396
Pharmaceutical Product Development, Inc.*	58,200	1,125,588
Quest Diagnostics, Inc.*	17,300	1,064,469
		5,077,830

Homebuilding - 1.0%
DR Horton, Inc.	57,900	1,078,098

Investment Banking / Brokers - 1.1%
Legg Mason, Inc.	26,000	1,106,560

Investment Management - 2.1%
Investors Financial Services Corp.	41,100	1,112,577
T. Rowe Price Group, Inc.	44,100	1,100,736
		2,213,313

Leisure Time Products - 1.6%
Harley-Davidson, Inc.	34,700	1,611,815

Manufacturing - Diversified - 1.1%
Danaher Corp.	20,500	1,165,425

Manufacturing - Specialized - 1.1%
Jabil Circuit, Inc.*	74,050	1,094,459

Oil & Gas - Drilling & Equipment - 2.1%
Key Energy Services, Inc.*	70,500	555,540
Smith International, Inc.*	55,500	1,626,705
		2,182,245

Publishing - 2.2%
Scholastic Corp.*	51,400	2,296,552

Restaurants - 3.1%
Cheesecake Factory, Inc. (The)*	40,100	1,196,183
Darden Restaurants, Inc.	53,650	1,300,476
Panera Bread Co.*	24,500	661,500
		3,158,159

Retail - Building Supplies - 1.1%
Fastenal Co.	35,100	1,108,458

Retail - Computers & Electronics - 1.1%
Best Buy Co., Inc.*	52,725	1,176,295

Retail - Department Stores - 4.0%
Kohls Corp.*	67,825	4,124,438

Retail - Discounters - 6.1%
Dollar Tree Stores, Inc.*	73,450	1,618,838
Family Dollar Stores, Inc.	85,400	2,295,552
Fred's Inc.	82,000	2,448,356
		6,362,746

Retail - Food Chains - 2.8%
Whole Foods Market, Inc.*	68,000	2,913,120

Retail - Specialty - 1.7%
Bed Bath & Beyond, Inc.*	54,300	1,768,551

Retail - Specialty Apparel - 1.1%
Gap, Inc. (The)	104,300	1,131,655

Services - Advertising & Marketing - 3.3%
Catalina Marketing Corp.*	122,000	3,425,760

Services - Commercial & Consumer - 3.1%
Cerner Corp.*	48,000	1,690,080
H & R Block, Inc.	35,500	1,491,355
		3,181,435

Services - Computer Systems - 1.1%
Sungard Data Systems, Inc.*	56,675	1,102,329

Services - Data Processing - 4.5%
Bisys Group, Inc.*	53,100	887,301
Ceridian Corp.*	75,000	1,068,750
Concord EFS, Inc.*	42,100	668,548
Fiserv, Inc.*	70,975	1,992,978
		4,617,577

Services - Employment - 0.5%
Robert Half International, Inc.*	33,200	526,884

Telephone - 2.4%
CenturyTel, Inc.	109,500	2,456,085

Truckers - 0.7%
Swift Transportation Co., Inc.*	45,700	712,920

Total Equity Securities (Cost $107,056,837)		95,864,991

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U.S. Government Agencies	Principal
and Instrumentalities - 6.8%	Amount	Value
Federal Home Loan Bank Discount Notes, 1.85%, 10/1/02	$7,000,000	$7,000,000

Total U.S. Government Agencies
and Instrumentalities (Cost $7,000,000)		7,000,000

High Social Impact Investments - 0.6%
Calvert Foundation Community Investment Note, 2.50%, 7/1/05 #	700,000	683,823

Total High Social Impact Investments (Cost $700,000)		683,823

TOTAL INVESTMENTS (Cost $114,756,837) - 100.0%		103,548,814
Other assets and liabilities, net - 0.0%		(6,791)
Net Assets - 100%		$103,542,023

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 5,297,132 shares outstanding		$128,830,732
Class B: 765,341 shares outstanding		20,231,886
Class C: 573,529 shares outstanding		13,557,665
Class I: 0 shares outstanding		0
Accumulated net realized gain (loss) on investments		(47,870,237)
Net unrealized appreciation (depreciation) on investments		(11,208,023)

Net Assets		$103,542,023

Net Asset Value Per Share
Class A (based on net assets of $83,642,821)		$15.79
Class B (based on net assets of $11,534,119)		$15.07
Class C (based on net assets of $8,365,083)		$14.59

*           Non income producing.

#          This security was valued by the Board of Directors, see Note A.

See notes to financial statements.

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Statement of Operations

Year Ended September 30, 2002

Net Investment Income
Investment Income:
Dividend income	$243,090
Interest income	115,190
Total investment income	358,280

Expenses:
Investment advisory fee	901,292
Transfer agency fees and expenses	545,863
Distribution Plan expenses:
Class A	394,243
Class B	151,552
Class C	108,637
Directors' fees and expenses	28,794
Administrative fees	346,650
Custodian fees	26,424
Registration fees	37,422
Reports to shareholders	71,333
Professional fees	19,894
Miscellaneous	11,320
Total expenses	2,643,424
Reimbursement from Advisor:
Class I	(3,347)
Fees paid indirectly	(10,541)
Net expenses	2,629,536

Net Investment Income (Loss)	(2,271,256)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(43,348,702)
Change in unrealized appreciation or (depreciation)	21,294,849

Net Realized and Unrealized Gain
(Loss) on Investments	(22,053,853)

Increase (Decrease) in Net Assets
Resulting From Operations	($24,325,109)

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($2,271,256)	($2,164,501)
Net realized gain (loss)	(43,348,702)	(1,298,065)
Change in unrealized appreciation
or (depreciation)	21,294,849	(68,084,447)

Increase (Decrease) in Net Assets
Resulting From Operations	(24,325,109)	(71,547,013)

Distributions to shareholders from
Net realized gain:
Class A Shares	(70,947)	(21,939,447)
Class B Shares	(8,769)	(2,588,299)
Class C Shares	(6,372)	(2,126,520)
Class I Shares	--	(153)
Total distributions	(86,088)	(26,654,419)

Capital share transactions:
Shares sold:
Class A Shares	23,617,629	48,233,903
Class B Shares	3,095,842	6,699,985
Class C Shares	3,171,970	4,269,949
Class I Shares	--	43,874
Reinvestment of distributions:
Class A Shares	65,396	20,892,046
Class B Shares	8,769	2,320,134
Class C Shares	6,372	1,832,467
Class I Shares	--	153
Shares redeemed:
Class A Shares	(25,862,010)	(25,170,071)
Class B Shares	(2,568,607)	(1,514,136)
Class C Shares	(2,403,991)	(2,380,136)
Class I Shares	(847)	(155,876)
Total capital share transactions	(869,477)	55,072,292

Total Increase (Decrease) in Net Assets	(25,280,674)	(43,129,140)

Net Assets
Beginning of year	128,822,697	171,951,837
End of year	$103,542,023	$128,822,697

See notes to financial statements.

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Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	1,106,797	1,713,403
Class B Shares	152,395	257,865
Class C Shares	158,163	168,238
Class I Shares	--	1,443
Reinvestment of distributions:
Class A Shares	2,677	760,818
Class B Shares	372	87,059
Class C Shares	279	71,164
Class I Shares	--	5
Shares redeemed:
Class A Shares	(1,247,145)	(937,520)
Class B Shares	(133,957)	(61,771)
Class C Shares	(126,293)	(97,377)
Class I Shares	(34)	(4,357)
Total capital share activity	(86,746)	1,958,970

See notes to financial statements.

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Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2002, $683,823, or 0.6% of net assets, were valued in good faith by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation:  In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .65% of the Fund's average daily net assets. Under the terms of the agreement, $113,869 was payable at year end.

The Advisor contractually reimbursed the Fund's Class I shares for expenses of $3,347 for the year ended September 30, 2002. The contractual expense cap is .80% for Class I.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $22,434 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I Shares do not have Distribution Plan expenses. Under the terms of the agreement, $42,649 was payable at year end.

The Distributor received $62,285 as its portion of the commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $151,463 for the year ended September 30, 2002. Under the terms of the agreement, $11,802 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective June 2002, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds in the series that are served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $121,725,647 and $129,122,544, respectively.

The cost of investments owned at September 30, 2002 for federal income tax purposes was $117,580,085. Net unrealized depreciation aggregated $14,031,271, of which $2,499,977 related to appreciated securities and $16,531,248 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $5,783,361 at September 30, 2002 may be utilized to offset future capital gains until expiration in September 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2002, and September 30, 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary income	--	$6,876,836
Long-term capital gain	$86,088	19,777,583
Total	$86,088	$26,654,419

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As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	--
Capital loss carryforward	($5,783,361)
Unrealized appreciation (depreciation)	(14,031,271)
($19,814,632)

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to net operating losses and litigation income reclasses.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Fund designates $86,088 as 20%-rate capital gain dividends paid during fiscal year ended September 30, 2002. The Fund intends to elect to defer $39,263,628 of post-October losses to fiscal year ending September 30, 2003. Such losses will expire in 2011.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2002, purchases and sales transactions were $2,000,000 and $2,000,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2002. For the year ended September 30, 2002, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$4,489	2.36%	$572,955	January 2002

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Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.


Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$19.35	$36.34
Income from investment operations
Net investment income (loss)	(.29)	(.14)
Net realized and unrealized gain (loss)	(3.26)	(11.61)
Total from investment operations	(3.55)	(11.75)
Distributions from
Net realized gain	(.01)	(5.24)
Total distributions	(.01)	(5.24)
Total increase (decrease) in net asset value	(3.56)	(16.99)
Net asset value, ending	$15.79	$19.35

Total return*	(18.36%)	(36.60%)
Ratios to average net assets:
Net investment income (loss)	(1.47%)	(1.18%)
Total expenses	1.74%	1.69%
Expenses before offsets	1.74%	1.69%
Net expenses	1.73%	1.64%
Portfolio turnover	93%	71%
Net assets, ending (in thousands)	$83,643	$105,151

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$25.88	$25.43	$27.21
Income from investment operations
Net investment income (loss)	(.32)	(.32)	(.25)
Net realized and unrealized gain	11.29	4.25	.96
Total from investment operations	10.97	3.93	.71
Distributions from
Net realized gain	(0.51)	(3.48)	(2.49)
Total distributions	(0.51)	(3.48)	(2.49)
Total increase (decrease) in net asset value	10.46	.45	(1.78)
Net asset value, ending	$36.34	$25.88	$25.43

Total return*	42.91%	14.91%	3.37%
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(1.26%)	(1.08%)
Total expenses	1.67%	1.73%	1.74%
Expenses before offsets	1.67%	1.73%	1.74%
Net expenses	1.54%	1.58%	1.61%
Portfolio turnover	116%	88%	77%
Net assets, ending (in thousands)	$141,639	$102,508	$75,068

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Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$18.64	$35.47	$25.46
Income from investment operations
Net investment income (loss)	(.44)	(.24)	(.52)
Net realized and unrealized gain (loss)	(3.12)	(11.35)	11.04
Total from investment operations	(3.56)	(11.59)	10.52
Distributions from
Net realized gain	(.01)	(5.24)	(.51)
Total distributions	(.01)	(5.24)	(.51)
Total increase (decrease) in net asset value	(3.57)	(16.83)	10.01
Net asset value, ending	$15.07	$18.64	$35.47

Total return*	(19.11%)	(37.12%)	41.84%
Ratios to average net assets:
Net investment income (loss)	(2.38%)	(2.04%)	(1.88%)
Total expenses	2.65%	2.56%	2.49%
Expenses before offsets	2.65%	2.56%	2.49%
Net expenses	2.64%	2.50%	2.30%
Portfolio turnover	93%	71%	116%
Net assets, ending (in thousands)	$11,534	$13,914	$16,435

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 #
Net asset value, beginning	$25.28	$28.39
Income from investment operations
Net investment income (loss)	(.41)	(.16)
Net realized and unrealized gain (loss)	4.07	(2.95)
Total from investment operations	3.66	(3.11)
Distributions from
Net realized gain	(3.48)	--
Total distributions	(3.48)	--
Total increase (decrease) in net asset value	.18	(3.11)
Net asset value, ending	$25.46	$25.28

Total return*	13.85%	(10.95)%
Ratios to average net assets:
Net investment income (loss)	(2.11%)	(2.62%) (a)
Total expenses	2.67%	3.57% (a)
Expenses before offsets	2.67%	3.31% (a)
Net expenses	2.42%	3.01% (a)
Portfolio turnover	88%	77%
Net assets, ending (in thousands)	$9,445	$3,311


Financial Highlights

	Years Ended
	September 30	September 30,
Class C Shares	2002	2001
Net asset value, beginning	$18.02	$34.48
Income from investment operations
Net investment income (loss)	(.42)	(.22)
Net realized and unrealized gain (loss)	(3.00)	(11.00)
Total from investment operations	(3.42)	(11.22)
Distributions from
Net realized gain	(.01)	(5.24)
Total distributions	(.01)	(5.24)
Total increase (decrease) in net asset value	(3.43)	(16.46)
Net asset value, ending	$14.59	$18.02

Total return*	(18.99%)	(37.11%)
Ratios to average net assets:
Net investment income (loss)	(2.32%)	(1.98%)
Total expenses	2.59%	2.49%
Expenses before offsets	2.59%	2.49%
Net expenses	2.58%	2.44%
Portfolio turnover	93%	71%
Net assets, ending (in thousands)	$8,365	$9,757

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$24.76	$24.63	$26.64
Income from investment operations
Net investment income (loss)	(.50)	(.51)	(.40)
Net realized and unrealized gain	10.73	4.12	.88
Total from investment operations	10.23	3.61	.48
Distributions from
Net realized gain	(.51)	(3.48)	(2.49)
Total distributions	(.51)	(3.48)	(2.49)
Total increase (decrease) in net asset value	9.72	.13	(2.01)
Net asset value, ending	$34.48	$24.76	$24.63

Total return*	41.91%	14.02%	2.52%
Ratios to average net assets:
Net investment income (loss)	(1.87%)	(2.04%)	(1.98%)
Total expenses	2.47%	2.56%	2.75%
Expenses before offsets	2.47%	2.56%	2.75%
Net expenses	2.29%	2.35%	2.50%
Portfolio turnover	116%	88%	77%
Net assets, ending (in thousands)	$13,769	$9,021	$6,548


Financial Highlights

	Periods Ended
	January 18,	September 30,
CLASS I SHARES	2002##	2001
Net asset value, beginning	$20.84	$36.84
Income from investment operations
Net investment income (loss)	(.05)	(.23)
Net realized and unrealized gain (loss)	4.20	(10.53)
Total from investment operations	4.15	(10.76)
Distributions from
Net realized gain	(.01)	(5.24)
Total distributions	(.01)	(5.24)
Total increase (decrease) in net asset value	4.14	(16.00)
Net asset value, ending	$24.98	$20.84

Total return*	19.92%	(34.61%)
Ratios to average net assets:
Net investment income (loss)	(0.64%) (a)	(0.67%)
Total expenses	1,316.21%(a)	33.47%
Expenses before offsets	.80% (a)	2.19%
Net expenses	.80% (a)	.80%
Portfolio turnover	9%	71%
Net assets, ending (in thousands)	$0	$1

	Periods Ended
	September 30,	September 30,
CLASS I SHARES	2000	1999**
Net asset value, beginning	$25.99	$26.18
Income from investment operations
Net investment income (loss)	(.12)	(.08)
Net realized and unrealized gain (loss)	11.48	(.11)
Total from investment operations	11.36	(.19)
Distributions from
Net realized gain	(.51)	--
Total distributions	(.51)	--
Total increase (decrease) in net asset value	10.85	(.19)
Net asset value, ending	$36.84	$25.99

Total return*	44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)	(0.39%)	(.50%) (a)
Total expenses	1.20%	1.24% (a)
Expenses before offsets	.86%	.85% (a)
Net expenses	.80%	.80% (a)
Portfolio turnover	116%	88%
Net assets, ending (in thousands)	$108	$2,547

(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From April 1, 1998 inception.
**	From March 1, 1999 inception.
##	Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.


Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.


Director and officer Information Table

(Not

Applicable   to  Officers)

# of

Position

Position

  Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
BARBARA J. KRUMSIEK DOB: 08/09/52

	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership.	9	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation CoopPlus of Western Mass, Inc. CoopPlus Energy Services, Inc. Stone Soup Foundation Ben & Jerry's Homemade, Inc.

RUSTUM ROY

DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society.	2	Chairperson, Friends of Health
D. Wayne Silby, Esq.

DOB: 07/20/48

	Director	1992	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
TESSA TENNANT DOB: 05/29/59	Director	1992	Chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd.
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1992	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Calvert Capital Accumulation Fund

To Open an Account

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Yields and Prices

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Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

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Branch Office

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Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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